UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 30, 2010

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 2, 2010, Lexicon Pharmaceuticals, Inc. (“Lexicon”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the exercise of its exclusive purchase option to acquire all the equity of Symphony Icon, Inc. (“Symphony Icon”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of Symphony Icon and to present certain combined pro forma financial information in connection with Lexicon's combination with Symphony Icon, which financial statements and pro forma financial information are filed as exhibits hereto.

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The unaudited balance sheets of Symphony Icon as of June 30, 2010 and December 31, 2009, the related statements of operations and statements of cash flows for the six months ended June 30, 2010 and 2009 and the period from April 30, 2007 (inception) to June 30, 2010 and the Unaudited Notes to Financial Statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information of Lexicon for the year ended December 31, 2009, as of and for the six months ended June 30, 2010 and for the nine months ended September 30, 2010, giving effect to Lexicon's combination with Symphony Icon, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)    Exhibits

Exhibit No.	Description
99.1	—	Unaudited Financial Statements (Unaudited) of Symphony Icon, Inc. as of and for the Six Months Ended June 30, 2010 and 2009 and the Period from April 30, 2007 (Inception) to June 30, 2010.

99.2	—	Unaudited Pro Forma Combined Financial Information for the Year Ended December 31, 2009, as of and for the Six Months Ended June 30, 2010 and for the Nine Months Ended September 30, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: March 15, 2011	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
99.1	—	Financial Statements (Unaudited) of Symphony Icon, Inc. as of and for the Six Months Ended June 30, 2010 and 2009 and the Period from April 30, 2007 (Inception) to June 30, 2010.

99.2	—	Unaudited Pro Forma Combined Financial Information for the Year Ended December 31, 2009, as of and for the Six Months Ended June 30, 2010 and for the Nine Months Ended September 30, 2010.

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